                                                                    EXHIBIT 99.1


DATE:             5/12/03

TO:               All Media

FROM:             Standard Management
                  10689 N. Pennsylvania Street
                  Indianapolis, Indiana 46280

CONTACT:          Gerald R. Hochgesang
                  Investor Relations
                  Phone: 317-574-6230

SUBJECT:          Standard Management Reports First Quarter 2003 Earnings

                        Net Income $.25 Per Diluted Share

(Indianapolis, IN) Standard Management Corporation (the "Company", "Standard Management", or "SMAN"; Nasdaq: SMAN, www.SMAN.com) reported net income of $2.0 million or $.25 per diluted share.

COMMENTS

Ronald D. Hunter, Standard Management Chairman, stated, "As challenging as the financial markets have been, we are encouraged with the results that Deutsche Asset Management has achieved by actively managing our investment portfolio. During the quarter we have reduced our airline exposure, lowered our below investment grade holdings to under 2% of the portfolio, and increased our overall portfolio rating to Aa2."

Hunter also stated, "The Health Services segment is on target with the development of its national distribution platform to serve patients across the health care continuum. The product and service suite includes direct-to-consumer, institutional and wholesale / repackaging. Distribution channel partners are in place and positioned to generate revenues for the second half of 2003."

Murray I. Firestone, Ph.D., CEO of U.S. Health Services commented, "The positioning of Standard Management and U.S. Health Services is unique within the healthcare industry. We are poised to serve the fastest growing industry segments, representing the highest consumption of healthcare goods and services."

NET INCOME

For the quarter ended March 31, 2003, net income was $2.0 million, or $.25 per diluted share, compared to $.8 million, or $.10 per diluted share for the first quarter of 2002.

Net income for the current quarter compared to the same prior year period was reduced by $.07 per diluted share for operating expenses corresponding to the development of our new Health Services segment. In the Financial Services segment, current period net income as compared to the same prior year period was affected by $.07 per diluted share associated with reduced spread income reflecting the lower interest rate environment, $.03 per diluted share of unfavorable mortality, and $.02 per diluted share representing increased litigation costs. The prior year period included $.03 per diluted share from a lower effective tax rate resulting from the use of tax loss carryforwards, which is reported in the Other Services segment.

Net income for the current quarter included net realized investment gains after tax of $2.7 million or $.34 per diluted share. The net realized investment gains offset tax basis capital loss carryforwards, resulting in no current income tax liability.

The prior year net income also included a charge of $1.2 million or $.15 per diluted share resulting from the write-off of goodwill from the adoption of FAS No. 142 "Goodwill and Other Intangible Assets" pronouncement.

ASSETS

Total assets increased 5% to $1.80 billion at March 31, 2003, up from $1.72 billion at year-end 2002.

During the quarter ended March 31, 2003, the bond sale program that resulted in net realized investment gains after tax of $2.7 million, also allowed the Company to increase the quality of its bond portfolio through reduced exposure to the airline industry and high yield bonds. At March 31, 2003 the average portfolio quality had increased to Aa2 Moody's rating from Aa3 at year-end 2002, and the ratio of high yield bonds to total bonds was reduced from 3.5% at December 31, 2002 to 1.9% at the current quarter end.

SHAREHOLDERS' EQUITY/BOOK VALUE

Shareholders' equity excluding unrealized investment gains and losses was $82.0 million at March 31, 2003 compared to $76.0 million at December 31, 2002. Diluted book value per share excluding unrealized investment gains and losses was $10.16 per share at March 31, 2003 compared to $9.62 per share at December 31, 2002.

Shareholders' equity as reported in the consolidated balance sheet was $92.4 million at March 31, 2003 compared to $87.7 million at December 31, 2002. Diluted book value per share was reported as $11.44 at March 31, 2003 compared to $11.10 at December 31, 2002.


Standard Management is a financial holding company headquartered in Indianapolis, IN. Information about the company can be obtained by calling the Investor Relations Department at 317-574-6230 or via the Internet at http://www.SMAN.com.

The statements contained in this press release that are not purely historical are forward-looking statements within the meaning of Section 37A of the Securities Exchange Act of 1934, including statements regarding the company's hopes, beliefs, intentions, or strategies regarding the future. Forward-looking statements include, but are not limited to, expectation of growth rates, new business, and acquisitions.

                 STANDARD MANAGEMENT CORPORATION (NASDAQ: SMAN)
           (Unaudited, dollars in thousands, except per share amounts)
                  CONDENSED CONSOLIDATED FINANCIAL INFORMATION


                                                                                 Three Months Ended
                                                                                       March 31
                                                                            -------------------------------
                                                                               2003                 2002
                                                                            -----------         -----------
RESULTS OF OPERATIONS

      Revenues                                                              $    32,434         $    20,463
                                                                            ===========         ===========
      Net income                                                            $     2,010         $       792
                                                                            ===========         ===========
      Operating income (loss) (1):
                 Financial Services                                         $     1,533         $     2,644
                 Health Services                                                   (555)                 (3)
                 Other Services                                                  (1,655)               (969)
                 Discontinued Operations                                             --                 513
                                                                            -----------         -----------
      Total operating income (loss)                                                (677)              2,185

      Net realized investment gains (losses)                                      2,687                (181)

      Cumulative effect of accounting change for goodwill impairment                 --              (1,212)
                                                                            -----------         -----------
      Net income                                                            $     2,010         $       792
                                                                            ===========         ===========
PER SHARE DATA (DILUTED)

      Net income                                                            $      0.25         $      0.10
                                                                            ===========         ===========
      Operating income (loss) (1):
                 Financial Services                                         $      0.19         $      0.34
                 Health Services                                                  (0.07)                 --
                 Other Services                                                   (0.21)              (0.13)
                 Discontinued Operations                                             --                0.07
                                                                            -----------         -----------
      Total operating income (loss)                                               (0.09)               0.28

      Net realized investment gains (losses)                                       0.34               (0.03)

      Cumulative effect of accounting change for goodwill impairment                 --               (0.15)
                                                                            -----------         -----------
      Net income                                                            $      0.25         $      0.10
                                                                            ===========         ===========
      Weighted average shares outstanding                                     7,870,298           7,607,930
      Weighted average shares outstanding (Diluted)                           7,900,038           7,868,116


                                                                             March 31           December 31
SHAREHOLDERS' EQUITY                                                           2003                2002
                                                                            -----------         -----------
                                                                                                  (Audited)
      Shareholders' equity:
                 Excluding unrealized gain on securities                         82,006              75,995
                 As reported                                                     92,371              87,734
      Book value per share (Diluted) (2):
                 Excluding unrealized gain on securities                    $     10.16         $      9.62
                 As reported                                                      11.44               11.10


(1) Operating income (loss) for 2003 is a non-GAAP financial measure that differs from net income by net realized investment gains and losses net of taxes, net of amortization of deferred acquisition costs related to those gains and losses net of tax. Operating income (loss) for the 2002 differ from net income by net realized investment gains and losses net of taxes, amortization of deferred acquisition costs related to those gains and losses net of tax, if applicable, operating income from discontinued operations, and cumulative effect of accounting change for goodwill impairment.

         The Company determines operating income (loss) as explained above and includes items that the Company believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's consolidated financial performance, the Company believes that the presentation of operating income (loss) enhances the understanding of its results of operations by highlighting earnings attributable to the normal, recurring operations of its business. However, operating income (loss) is not a substitute for net income determined in accordance with GAAP

(2) Considers conversion of options and warrants using the treasury stock method and stock price as of respective balance sheet date.

                STANDARD MANAGEMENT CORPORATION AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)

                                           ASSETS                                               March 31           December 31
                                                                                                  2003                 2002
                                                                                               -----------         -----------
                                                                                               (Unaudited)          (Audited)
Investments:
     Securities available for sale:
         Fixed maturity securities at fair value (amortized cost $1,462,069
         in 2003 and $1,350,961 in 2002) ..............................................        $ 1,487,858         $ 1,379,792
     Mortgage loans on real estate ....................................................              6,070               6,348
     Policy loans .....................................................................             12,540              12,722
     Real estate ......................................................................              1,275               1,252
     Equity-indexed call options ......................................................              3,541               3,904
     Short-term investments ...........................................................                616                 713
     Other invested assets ............................................................                926               1,076
                                                                                               -----------         -----------
      Total investments ...............................................................          1,512,826           1,405,807
Cash and cash equivalents .............................................................             33,582              60,197
Accrued investment income .............................................................             14,125              16,255
Amounts due and recoverable from reinsurers ...........................................             38,563              38,951
Deferred policy acquisition costs .....................................................            158,340             153,954
Present value of future profits .......................................................             14,870              14,949
Goodwill ..............................................................................             10,320               6,417
Property and equipment (less accumulated depreciation of $4,098
  in 2003 and $3,903 in 2002) .........................................................             12,941              12,832
Other assets ..........................................................................              6,708               5,785
                                                                                               -----------         -----------
         Total assets .................................................................        $ 1,802,275         $ 1,715,147
                                                                                               ===========         ===========

                           LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
     Insurance policy liabilities .....................................................        $ 1,653,975         $ 1,570,348
     Accrued expenses and other payables ..............................................              5,093               5,561
     Obligations of capital lease .....................................................                706                 804
     Mortgage payable .................................................................              6,908               6,757
     Notes payable ....................................................................             13,300              13,000
     Current income taxes .............................................................              2,064               3,811
     Deferred federal income taxes ....................................................              7,158               6,432
                                                                                               -----------         -----------
         Total liabilities ............................................................          1,689,204           1,606,713
                                                                                               -----------         -----------

Company-obligated trust preferred securities ..........................................             20,700              20,700

Shareholders' Equity:
     Preferred stock, no par value:
         Authorized 870,000 shares; none issued and outstanding .......................                 --                  --
     Common stock and additional paid in capital, no par value:
         Authorized 20,000,000 shares; issued 9,572,167 in 2003
          and 9,369,752 in 2002 .......................................................             67,858              63,857
     Treasury stock, at cost, 1,515,078 shares in 2003 and 2002 .......................             (7,671)             (7,671)
     Accumulated other comprehensive income ...........................................             10,365              11,739
     Retained earnings ................................................................             21,819              19,809
                                                                                               -----------         -----------
         Total shareholders' equity ...................................................             92,371              87,734
                                                                                               -----------         -----------
         Total liabilities and shareholders' equity ...................................        $ 1,802,275         $ 1,715,147
                                                                                               ===========         ===========

                STANDARD MANAGEMENT CORPORATION AND SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
                        (UNAUDITED, DOLLARS IN THOUSANDS)

                                                                                                  Three Months Ended
                                                                                                       March 31
                                                                                               -------------------------
                                                                                                 2003             2002
                                                                                               --------         --------
Revenues:
     Premium income ...................................................................        $  1,877         $  2,383
     Net investment income ............................................................          21,146           17,153
     Call option losses ...............................................................          (3,098)          (1,393)
     Net realized investment gains (losses) ...........................................           9,927             (274)
     Policy income ....................................................................           2,233            1,777
     Fees and other income ............................................................             349              817
                                                                                               --------         --------
         Total revenues from continuing operations ....................................          32,434           20,463

Benefits and expenses:
     Benefits and claims ..............................................................           2,354            2,292
     Interest credited to interest-sensitive annuities and other financial products ...          11,651            7,894
     Amortization .....................................................................           9,879            3,988
     Commission expenses ..............................................................              68              577
     Other operating expenses .........................................................           4,410            2,724
     Interest expense and financing costs .............................................           1,025            1,112
                                                                                               --------         --------
         Total benefits and expenses from continuing operations .......................          29,387           18,587

Income before federal income taxes ....................................................           3,047            1,876
Federal income tax expense ............................................................           1,037              385
                                                                                               --------         --------
Income from continuing operations .....................................................           2,010            1,491

Income from discontinued operations less taxes of $0 and $264, respectively ...........              --              513
Cumulative effect of accounting change for goodwill impairment ........................              --           (1,212)
                                                                                               --------         --------
Net income ............................................................................        $  2,010         $    792
                                                                                               ========         ========